UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2010

GeoEye, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21700 Atlantic Blvd., Dulles, Virginia		20166
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-480-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2010, Orbimage, Inc. d/b/a GeoEye signed a modification to its Service Level Agreement ("SLA") with the National Geospatial-Intelligence Agency ("NGA"). The modification restructures the option for NGA to extend the term of the SLA beyond March 31, 2010. The original option, if exercised by NGA, provided for a single nine-month extension from April 1, 2010 to December 31, 2010. The modified option grants NGA the option to extend the SLA for the three-month period between April 1, 2010 and June 30, 2010, followed by six additional one-month option periods. The last option period expires on December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoEye, Inc.

March 4, 2010	By:	/s/ William L. Warren

Name: William L. Warren
Title: Senior Vice President, General Counsel and Secretary